Share-based Compensation	12 Months Ended
Sep. 30, 2023
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share-based Compensation
30.
SHARE-BASED COMPENSATION

Selected senior executives of Birkenstock management were given an opportunity to participate in the MIP of MidCo and to indirectly invest in MidCo by purchasing a partial limited partnership interest in, and becoming a limited partner of, BK LC Manco GmbH & Co. KG, a German limited partnership, which holds certain ordinary shares in MidCo, a Luxembourg limited liability company, which is the immediate parent of Birkenstock.

In March 2023, awards for 1,197,100 shares of BK LC Manco GmbH & Co. KG were granted in five separate tranches each representing 20% of the shares. None of these awards has been forfeited/ canceled/ settled as of the reporting date. The MIP is accounted for as equity-settled share-based payment transaction in scope of IFRS 2. The vesting periods are up to four years, with 20% of the awards vesting after each year of service provided. The last 20% vests only with an occurrence of an exit. As of the grant date, the Company deemed it more likely than not that an exit event would occur more than 12 months after the grant. Therefore, for the first 20% tranche, the occurrence of an exit event was accounted for as a market condition and was included in the grant date fair value of the awards. For the remaining tranches, the occurrence of an exit event was accounted for as a non-market vesting condition. The Company has considered several scenarios for the timing of the exit event and assigned appropriate probabilities to them.

The weighted average fair value of the awards granted under the MIP was €57.57.

The fair value at grant date was estimated using a Discounted Cash Flow model and then a Black-Scholes option pricing model, weighted for the assigned probability of each exit event date scenario. The model takes into account, among other things, a self-investment as well as the potential development of Birkenstock's ordinary redeemable share price. The historical volatility was derived from a peer group. The ordinary redeemable share price of €72.23 was determined based on the following assumptions:

Grant date March 10, 2023
Average revenue growth rates (2023-2027) (%)	16.5%
Average EBITDA margin (2023-2027) (%)	31.0%
Terminal growth rate (2023-2027) (%)	1.5%
After-tax discount rate (%)	9.9%
Average capital expenditure investments	€85.8Mio.
Dividend yield (%)	0.0%
Expected volatility (%)	34.4%
Expected time period (years) (weighted average of the assumed exit event date scenarios)	1.1
Risk free interest rate (%) (weighted average of the assumed exit event date scenarios)	3.2%

If an exit event of the Company, which is defined as initial public offering or sale, takes place during the vesting period, the entire award is immediately fully vested. Accordingly, the vesting period is variable and is subject to re-estimation each reporting date, based on expected timing of an exit event. As of September 30, 2023, the Company considered the occurrence of an exit event in October 2023 as highly probable, therefore the vesting period was adjusted accordingly, and the majority of the share-based compensation expense was recognized at the reporting date.

For the fiscal year ended September 30, 2023, the Company recognized €65.4 million of share-based compensation expense in the statement of comprehensive income in the following expense categories:

Year ended September 30, 2023
Sales and marketing expenses	7,389
General administrative expenses	58,004
Total	65,394